                                                                 EXHIBIT 10.02

                                 FIRST AMENDMENT TO
                        GUARANTY OF PERFORMANCE AND COMPLETION


                              Dated as of April 5, 1999


                 (amending the Guaranty of Performance and Completion
                                     dated as of
                                  February 26, 1998)

                                          by

                           LONDON CLUBS INTERNATIONAL, PLC,
                         THE TRUST UNDER ARTICLE SIXTH UNDER
                                     THE WILL OF
                                    SIGMUND SOMMER
                                         and
                             ALADDIN BAZAAR HOLDINGS, LLC
                                  as the Guarantors,

                                         and

                               THE BANK OF NOVA SCOTIA,
            as the Administrative Agent for various financial institutions as the Lenders,

                        FIRST AMENDMENT TO COMPLETION GUARANTY


     THIS FIRST AMENDMENT TO COMPLETION GUARANTY (this "FIRST AMENDMENT TO COMPLETION GUARANTY") dated as of April 5, 1999, effective as of March 10, 1999, by and among LONDON CLUBS INTERNATIONAL, PLC, a company registered in England and Wales under company number 2862479 ("LCI"), THE TRUST UNDER ARTICLE SIXTH UNDER THE WILL OF SIGMUND SOMMER (the "TRUST") and ALADDIN BAZAAR HOLDINGS, LLC, a Nevada limited-liability company ("ABH"; ABH, the Trust and LCI are individually called a "COMPLETION GUARANTOR" and collectively called the "COMPLETION GUARANTORS") and THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor thereto in such capacity, the "ADMINISTRATIVE AGENT") for the various financial institutions as are or may become parties hereto (individually, a "LENDER" and collectively, the "LENDERS").

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of February 26, 1998 (together with that certain First Amendment to Credit Agreement (the "FIRST AMENDMENT TO CREDIT AGREEMENT") dated as of January 29, 1999 and that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT TO CREDIT AGREEMENT") dated as of even date herewith and all other amendments and other modifications from time to time hereafter made thereto, the "CREDIT AGREEMENT"), among Aladdin Gaming, LLC, a Nevada limited-liability company (the "BORROWER"), the Lenders and the Administrative Agent, Merrill Lynch Capital Corporation as the syndication agent (together with any successor thereto in such capacity, the "SYNDICATION AGENT") and CIBC Oppenheimer Corp. as the documentation agent (together with any successor thereto in such capacity, the "DOCUMENTATION AGENT"), the Lenders have extended Commitments to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower; and

     WHEREAS, the Borrower has requested the Lenders to enter into the Second Amendment to Credit Agreement; and

     WHEREAS, the Guarantors executed and delivered a Guaranty of Performance and Completion (the "COMPLETION GUARANTY") in favor of the Lenders and the Administrative Agent dated as of February 26, 1998 pursuant to which the Guarantors agreed, INTER ALIA, to perform the

"GUARANTEED OBLIGATIONS" (as such term is defined in the Completion Guaranty; each capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Completion Guaranty) and certain subsidiaries of LCI (the "SUBSIDIARY GUARANTORS") have agreed to fully and unconditionally guarantee the payment of LCI's obligations under the Completion Guaranty pursuant to a guaranty agreement dated February 26, 1998 (the "LCI SUBSIDIARY GUARANTY"); and

     WHEREAS, the Borrower has requested the Guarantors to enter into certain amendments to the Completion Guaranty; and

     WHEREAS, the Guarantors have duly authorized the execution, delivery and performance of this First Amendment to Completion Guaranty and the Subsidiary Guarantors have duly authorized the execution, delivery and performance of a ratification, reaffirmation and consent agreement (the "RATIFICATION OF LCI SUBSIDIARY GUARANTY") with respect to the Subsidiary Guaranty, an executed counterpart of which is annexed hereto (the LCI Subsidiary Guaranty, together with the Ratification of LCI Subsidiary Guaranty and all other amendments and other modifications from time to time hereafter made thereto, the "SUBSIDIARY GUARANTY"); and

     WHEREAS, it is in the best interests of the Guarantors to execute this First Amendment to Completion Guaranty and the Subsidiary Guarantors to execute the Ratification of LCI Subsidiary Guaranty inasmuch as the Guarantors and the Subsidiary Guarantors have and will continue to derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement and the Letters of Credit issued for the account of the Borrower under the Credit Agreement; and

     WHEREAS, each of the parties hereto is willing, on the terms and subject to the conditions hereinafter set forth, to so amend the Completion Guaranty upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:


                                      ARTICLE I

                                  LETTERS OF CREDIT

     SECTION 1.1. LETTERS OF CREDIT. On or about November 30, 1998, the Guarantors delivered letters of credit to the Administrative Agent in the aggregate amount of $6,574,000 in order to bring the Main Project Budget In Balance. The Guarantors hereby direct the Administrative Agent to draw such letters of credit and deposit the proceeds thereof into the

Guaranty Deposit Account for disbursement in accordance with the Disbursement Agreement. The Guarantors agree that such demand or draw under the letter of credit delivered by each of them shall be based upon the first certification or statement contained in each such letter of credit.

     SECTION 1.2. RESERVATION OF RIGHTS. The Guarantors agree that neither this First Amendment to Completion Guaranty nor the making of any Advance by the Disbursement Agent and the Administrative Agent's consent thereto shall constitute (w) an approval of all or any portion of any Advance Request, (x) a waiver or forbearance by the Disbursement Agent or the Administrative Agent under any of the Loan Documents, except as expressly set forth in the Second Amendment to Credit Agreement, (y) the acceptance by the Disbursement Agent or the Administrative Agent of any course of conduct by the Borrower or either of the Guarantors or (z) an agreement by the Administrative Agent to amend any of the Loan Documents without the required approval from the Required Lenders and a corresponding amendment of the Facilities Agreement. The Guarantors further agree that the Administrative Agent and the Disbursement Agent reserve all rights, remedies and options under the Loan Documents to require the Borrower and, if applicable, the Guarantors to satisfy in all respects the conditions relating to each Advance and perform all of its obligations under the Loan Documents which are then due and owing or are susceptible of performance, as the case may be.

                                      ARTICLE II

                                      AMENDMENT

     SECTION 2.1. AMENDMENT. The parties hereto hereby agree that provided each of the Guarantors have delivered an opinion of counsel which conforms to the requirements of CLAUSE (H) of SECTION 3.1 and expressly provides, in relevant part, that no approval is required under the "GECC FACILITIES AGREEMENT" (as defined in the Second Amendment to Credit Agreement), the "GECC INTERCREDITOR AGREEMENT" (as defined in the Second Amendment to Credit Agreement) for the amendment set forth below, ITEM (F) of CLAUSE (II) of SECTION 2 of the Completion Guaranty shall be amended in its entirety to read as set forth below:

     "(F) the obligation of the Borrower to keep the Bank Credit Facility In Balance and to perform its covenants in SECTION 7.2.23 of the Credit Agreement (which was added thereto by CLAUSE (J) of SECTION 3.1 of the Second Amendment to Credit Agreement)"


                                     ARTICLE III

                          CONDITIONS PRECEDENT AND COVENANT

     SECTION 3.1.  CONDITIONS TO EFFECTIVENESS.  This First Amendment to
Completion

Guaranty shall be and become effective as of March 10, 1999 (the "EFFECTIVE DATE") on the date (the "FIRST AMENDMENT DATE") on which each of the following conditions precedent shall have been satisfied.

          (a) EXECUTION OF DOCUMENTS. The Administrative Agent shall have received counterparts of (i) this First Amendment to Completion Guaranty executed by Authorized Representative of the parties hereto, (ii) the Ratification of LCI Subsidiary Guaranty executed by the Authorized Representatives of the Subsidiary Guarantors and LCI, (iii) the Second Amendment to Credit Agreement executed by Authorized Representatives of the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Required Lenders together with all documents required thereby, (iv) the Excess Contribution Agreement executed by Authorized Representatives of London Clubs and the Trust and (v) all documentation required by SECTION 2.1 of the First Amendment to Credit Agreement.

          (b) INCUMBENCY, ETC. The Administrative Agent shall have received (with copies for each Lender) a certificate, dated the First Amendment Date, of an Authorized Representative of each Guarantor certifying

               (i) as to the incumbency and signatures of the Person or Persons authorized to execute and deliver this First Amendment to Completion Guaranty and any instruments or agreements required hereunder,

               (ii) as to an attached copy of one or more resolutions or other authorizations of the Guarantors certified by the Authorized Representative of each such Guarantor as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this First Amendment to Completion Guaranty and any instruments or agreements required hereunder, and

               (iii) that the Organizational Documents of such Guarantor have not been modified since the date on which they were last delivered to the Administrative Agent,

     upon which certificate the Administrative Agent, the Syndication Agent, the Documentation Agent and each Consenting Lender (collectively, the "FINANCING PARTIES") may conclusively rely until it shall have received a further certificate of an Authorized Representative of such Completion Guarantor canceling or amending such prior certificate.

          (c) FEES. All reasonable fees and costs and expenses of Mayer, Brown & Platt and other professionals employed by the Administrative Agent and all other reasonable expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this First Amendment to Completion Guaranty and the transactions contemplated herein shall have been paid in full.

          (d) SATISFACTORY LEGAL FORM. Each Financing Party and its counsel shall have received all information, approvals, opinions, documents or instruments as each Financing Party or its counsel may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to each Financing Party and its counsel.

          (e) DEFAULT. After giving effect to this First Amendment to Completion Guaranty the following statements shall be true and correct: (i) to the best knowledge of each Guarantor, no act or condition exists which, with the giving of notice or passage of time would constitute a "DEFAULT" or "EVENT OF DEFAULT" (as defined in the Credit Agreement, the GECC Facilities Agreement and the Facilities Agreement) has occurred and is continuing as of the date hereof (other than a Default which may result from the delivery of financial statements containing an Impermissible Qualification), and (ii) no material adverse change in (A) the financial condition, business, property, prospects or ability of the Guarantor or the Borrower to perform in all material respects its respective obligations under any Operative Document or any of the documents evidencing and securing the FF&E Financing to which it is a party or (B) the financial condition, business, property, prospects and ability of any other Aladdin Party or, to the best knowledge of such Guarantor, LCNI, the Design/Builder or Fluor to perform in all material respects its obligations under any Operative Document to which it is a party has occurred since the Closing Date.

          (f) CONSENTS AND APPROVALS. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, GECC and the Discount Note Indenture Trustee) or holder of any indebtedness or obligation of the Borrower or the Guarantor, that are necessary or, in the reasonable opinion of the Administrative Agent, advisable in connection with the execution, delivery and performance of this First Amendment to Completion Guaranty by all parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to the Administrative Agent.

          (g) DELIVERY OF FIRST AMENDMENT TO COMPLETION GUARANTY. The Borrower shall have delivered this First Amendment to Completion Guaranty to all Persons entitled thereto under the Operative Documents to receive delivery hereof.

          (h) OPINIONS. The Administrative Agent shall have received such opinions of counsel as it deems necessary, dated as of the First Amendment Date and addressed to the Administrative Agent, the Lenders and, if applicable, the Disbursement Agent, which shall be in form and substance satisfactory to the Administrative Agent.

                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

     In order to induce each Financing Party to enter into this First Amendment to Completion Guaranty, each Guarantor, as to itself, reaffirms, as of the First Amendment Date, its representations and warranties contained in the Completion Guaranty and additionally represents and warrants, as to itself, unto each Financing Party as set forth in this ARTICLE IV.

     SECTION 4.1. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by each Guarantor of this First Amendment to Completion Guaranty and each other document executed or to be executed by it in connection with this First Amendment to Completion Guaranty are within the Borrower's powers, have been duly authorized by all necessary action, and do not

          (a) contravene such Guarantor's Organizational Documents;

          (b) contravene any contractual restriction binding on or affecting such Guarantor;

          (c)contravene any court decree or order or Legal Requirement binding on or affecting such Guarantor; or

          (d) result in, or require the creation or imposition of, any Lien on any of such Guarantor's properties except as expressly contemplated by the Operative Documents,

and the Financing Parties may conclusively rely on such representation and warranty.

     SECTION 4.2. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this First Amendment to Completion Guaranty or any other document to be executed by it in connection with this First Amendment to Completion Guaranty.

     SECTION 4.3. VALIDITY, ETC. This First Amendment to Completion Guaranty constitutes, and each other document executed by the Completion Guarantors in connection with the Second Amendment to Credit Agreement, on the due execution and delivery thereof, will constitute the legal, valid and binding obligations of the Completion Guarantors enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

     SECTION 4.4. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Completion Guaranty and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and modifications set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment or modification of any other term or provision of the Completion Guaranty or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Agents, the Lenders, GECC or the Discount Note Indenture Trustee.

     SECTION 4.5. OFFSETS AND DEFENSES. The Guarantors have no offsets or defenses to their obligations under the Loan Documents to which they are a party and no claims or counterclaims against any of the Agents, the Lenders or the Construction Consultant.

                                      ARTICLE V

                               MISCELLANEOUS PROVISIONS

     SECTION 5.1. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This First Amendment to Completion Guaranty shall be deemed to be an amendment to the Completion Guaranty and the Completion Guaranty, as amended by this First Amendment to Completion Guaranty, shall continue in full force and effect and is hereby ratified, approved and confirmed in each and every respect. All references to the Completion Guaranty in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Completion Guaranty, as amended by this First Amendment to Completion Guaranty.

     SECTION 5.2. HEADINGS. The various headings of this First Amendment to Completion Guaranty are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment to Completion Guaranty or any provisions hereof.

     SECTION 5.3. APPLICABLE LAW. THIS FIRST AMENDMENT TO COMPLETION GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT TO COMPLETION GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE.

     SECTION 5.4. CROSS-REFERENCES. References in this First Amendment to Completion Guaranty to any Article or Section are, unless otherwise specified, to such Article or Section of this First Amendment to Completion Guaranty.

     SECTION 5.5. OPERATIVE DOCUMENT. This First Amendment to Completion Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 5.6. SUCCESSORS AND ASSIGNS. This First Amendment to Completion Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 5.7. COUNTERPARTS. This First Amendment to Completion Guaranty may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Completion Guaranty as of the day and year first above written.

                                   ALADDIN BAZAAR HOLDINGS, LLC


                                   By:    /s/ JACK SOMMER
                                       --------------------------------------
                                   Name:  Jack Sommer
                                   Title: President

                                   THE TRUST UNDER ARTICLE SIXTH
                                   UNDER THE  WILL OF SIGMUND
                                   SOMMER


                                   By:     /s/ VIOLA SOMMER
                                       --------------------------------------
                                   Name:   Viola Sommer
                                   Title:  Trustee

                                   By:     /s/ JACK SOMMER
                                       --------------------------------------
                                   Name:   Jack Sommer
                                   Title:  Trustee

                                   LONDON CLUBS INTERNATIONAL
                                   PLC


                                   By:    /s/ G. BARRY HARDY
                                       --------------------------------------
                                   Name:  G. Barry Hardy
                                   Title: Finance Director

                                   THE BANK OF NOVA SCOTIA, as the
                                   Administrative Agent


                                   By:    /s/ ALAN PENDERGAST
                                       --------------------------------------
                                   Name:  Alan Pendergast
                                   Title: Relationship Manager

                                   MERRILL LYNCH CAPITAL
                                   CORPORATION, as the Syndication Agent


                                   By:    /s/ HOWARD SPLEY
                                       --------------------------------------
                                   Name:  Howard Spley
                                   Title: Vice President